Exhibit – 10.31

AGREE REALTY CORPORATION

2020 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK NOTICE

This RESTRICTED STOCK NOTICE dated as of _________, 20__, sets forth the terms of a grant of Restricted Stock by Agree Realty Corporation, a Maryland corporation (the “Company”), to the Grantee named below.

WHEREAS, the Company has adopted the Agree Realty Corporation 2020 Omnibus Incentive Plan (the “Plan”) to provide incentives and awards to employees, directors and consultants of the Company and its Affiliates, by encouraging their ownership of stock and to aid the Company and its Affiliates in retaining such employees, directors and consultants, upon whose efforts the Company’s success and future growth depends, and attracting other such individuals; and

WHEREAS, the Committee has determined to grant to the Grantee an award of Restricted Stock (the “Award”) as provided herein to encourage the Grantee’s efforts toward the continuing success of the Company.

The Company grants to the Grantee an Award on the following terms and subject to the following conditions:

SECTION 1.Grant by the Company.  This Award shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are hereby incorporated by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Award shall have the same definitions as set forth in the Plan.

AWARD SUMMARY

Name of Grantee:_________________

Number of Shares of Restricted Stock:_________________

Share Price at Grant Date:_________________

Grant Date:_____________, 20__

SECTION 2.Issuance of Restricted Stock.

2.1As soon as practicable after receipt from the Grantee of this executed Award, the Company shall issue in the name of the Grantee book entry shares or stock certificates representing the total number of shares of Restricted Stock, and any such certificates shall remain in the possession of the Company until the Restricted Stock represented thereby is free of the restrictions set forth in Section 3 hereof.

SECTION 3.Restrictions.

3.1The Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of prior to the applicable Expiration Date as provided in Section 3.2 hereof.

3.2Unless terminated earlier pursuant to Section 4 hereof, the restrictions set forth in Section 3.1 hereof shall expire on the first anniversary of _________ (the “Expiration Date”).  As soon as practicable after the Expiration Date, the Company shall either (i) deliver certificate(s) representing the shares of Common Stock no longer subject to the restrictions set forth in Section 3.1 as of such Expiration Date to the Grantee or its designee (and such certificate shall be registered in the name of the Grantee), (ii) have the appropriate number of shares of Common Stock credited to the Grantee in book-entry form, or (iii) have the shares of Common Stock held pursuant to instructions provided by the Grantee.

SECTION 4.Termination.  Except as determined by the Committee at any time, upon the Grantee ceasing to be a director of the Company for any reason (other than death) through the Expiration Date, the restrictions set forth in Section 3.1 shall lapse as to the number of Restricted Stock based on the number of days starting with the date set forth in Section 3.2 above (the “Start Date”) through the date such Grantee ceases to be a director of the Company (the “Termination Date”) and the number of days starting on the Start Date through the Expiration Date.  As soon as practicable after the Termination Date, shares of Common Stock shall be issued in accordance with Section 3.2 above.  All other Restricted Stock shall be forfeited by the Grantee to the Company without the payment of any consideration by the Company as of the Termination Date.  Upon forfeiture, the Company shall cancel, or cause the transfer agent to cancel, the stock certificate or book-entry relating to the forfeited Restricted Stock. Notwithstanding the foregoing, all Restricted Stock shall cease to be subject to forfeiture under this Section 4 (and shall cease to be subject to the restrictions set forth in Section 3.1) in the event the Grantee ceases to be a director of the Company on account of the Grantee’s death.

SECTION 5.Construction.  This Award is made and granted pursuant to the Plan and is in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the provisions of this Award and the terms of the Plan, the terms of the Plan shall be controlling. To the extent not prohibited by applicable law or the Plan, the terms of any employment, severance or change in control agreement between the Grantee and the Company shall supersede the terms and definitions under the Plan and this Award with respect to the Restricted Stock awarded hereunder. All decisions of the Committee with respect to any question or issue arising under the Plan or this Award shall be conclusive and binding on all persons having an interest in the Award.

SECTION 6.Transfer of Personal Data.  The Grantee authorizes, agrees and unambiguously consents to the transmission by the Company (or any of its Affiliates) of any personal data information related to the Restricted Stock awarded under this Award for legitimate business purposes (including, without limitation, the administration of the Plan).  This authorization and consent is freely given by the Grantee.

SECTION 7.Compliance with Laws.  The issuance of the Restricted Stock or unrestricted shares pursuant to this Award shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act, the Exchange Act and in each case any respective rules and regulations promulgated thereunder) and any other law or regulation applicable thereto. The Company shall not be obligated to issue the Restricted Stock or any of the shares pursuant to this Award if any such issuance would violate any such requirements.

SECTION 8.Notices.  Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Company at 70 E. Long Lake Rd, Bloomfield Hills, MI 48304, attention: General Counsel, or at such other address as the Company may hereafter designate to the Grantee by written notice as provided herein.  Any notice to be given to the Grantee hereunder shall be addressed to the Grantee at the address set forth beneath his signature hereto, or at such other address as he may hereafter designate to the Company by written notice as provided herein.  Notices hereunder shall be deemed to have been duly given: (i)  when personally delivered, (ii) three (3) days after having been mailed by registered or certified mail to the party entitled to receive the same, (iii) one (1) day after having been mailed by a nationally recognized overnight courier or (iv) upon receipt when sent by electronic transmission.

SECTION 9.  Section 83(b) Election.  The Grantee may make a timely Code section 83(b) election with respect to the portion of the Restricted Stock that are unvested as of the date of this Grant Date by filing the form attached hereto as Appendix A with the Internal Revenue Service within thirty (30) days following the Grant Date. If the Grantee decides to file a Code section 83(b) election in respect of the Grantee’s Restricted Stock, the Grantee must provide the Company with a copy of such Code section 83(b) election simultaneously with filing it with the Internal Revenue Service. The Grantee should consult with and rely upon the advice of the Grantee’s personal tax advisor regarding whether or not it is appropriate for the Grantee to make a Code section 83(b) election in respect of the Grantee’s Restricted Stock. In no event shall the Company have any liability or obligation with respect to the making of or failure to make any such Code Section 83(b) election.

SECTION 10.  Entire Statement of Award.  This Award and the terms and conditions of the Plan constitute the entire understanding between the Grantee and the Company and its Affiliates, and, except as set forth in Section 6, supersede all other agreements, whether written or oral, with respect to the Award.

SECTION 11.Resolution of Disputes.  Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Award shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Grantee, the Grantee’s heirs, executors, administrators and successors, and the Company and its Affiliates for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Award as of _________.

AGREE REALTY CORPORATION

By: _____________________________

Joey Agree

Title: President and Chief Executive Officer

APPENDIX A

Election to Include Value of Property in Gross

Income in Year of Transfer Under Code Section 83(b)

CERTIFIED MAIL

RETURN RECEIPT REQUESTED

____________________ ______, 20___

Department of the Treasury

Internal Revenue Service

[●]

Re:IRC Section 83(b) Election

Dear Sir/Madam:

Enclosed please find the undersigned taxpayer’s Election to Include in Gross Income in Year of Transfer of Property Pursuant to Section 83(b) of the Internal Revenue Code.

Very Truly Yours,

Name:

(Taxpayer I.D. No. _____________)

cc: Agree Realty Corporation

Election to Include in Gross Income in Year of Transfer of Property Pursuant

to Section 83(b) of the Internal Revenue Code of 1986, as amended

The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.The name, address and taxpayer identification number of the undersigned are:

2. This election is made with respect to [●] shares of the common stock of Agree Realty Corporation (the “Company”).

3.The date on which the property was transferred is _________________ _____, 2020.

4.The nature of the restriction(s) to which the property is subject are: the property is nontransferable and is subject to forfeiture upon the undersigned’s termination of services to the Company and its subsidiaries.

5.The fair market value at the time of transfer (determined without regard to any “lapse restriction,” as defined in Section 1.83-3(i)) of the property is $_____ .

6.The amount paid for property by the undersigned is $_____.

7.Furnishing statement to Company:

A copy of this statement has been furnished to the Company that receives services from the undersigned.

Dated: _______________________, ________

Name: